UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2018

CIDARA THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36912	46-1537286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6310 Nancy Ridge Drive, Suite 101 San Diego, California 92121
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (858) 752-6170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 13, 2018, Cidara Therapeutics, Inc. (the “Company”) entered into a First Amendment (the “Amendment”) to its Loan and Security Agreement with Pacific Western Bank dated as of October 3, 2016.  The Agreement included a covenant that the Company would achieve positive results from Part A of the STRIVE Phase 2 clinical trial (“the “STRIVE Trial”) by March 31, 2018, with such covenant to be reset during 2018 and each year thereafter. The Amendment resets the covenant to require the Company to achieve positive data from Part B of the STRIVE Trial on or prior to July 31, 2019.

The foregoing description is a summary of certain terms of the Amendment and is qualified in its entirety by the text of the Amendment, a copy of which will be filed with the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2018.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 13, 2018, Cidara Therapeutics, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 18, 2018, the record date for the Annual Meeting, 21,395,077 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

A total of 16,659,615 shares of the Company's common stock were present at the meeting in person or by proxy, which represents approximately 77.9% of the shares of common stock outstanding as of the record date for the Annual Meeting.

Proposal 1. Election of Directors

The Company’s stockholders elected the two persons listed below as Class III Directors, each to serve until the Company’s 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The final voting results are as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Timothy Franson, M.D.	11,093,994	769,303	4,796,318
Chrysa Mineo	11,673,581	189,716	4,796,318

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Company’s Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The final voting results are as follows:

Votes For	Votes Against	Abstention	Broker Non-Votes
16,551,009	106,174	2,432	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIDARA THERAPEUTICS, INC.
Dated: June 18, 2018	By:	/s/ Jeffrey Stein, Ph.D.
	Name:	Jeffrey Stein, Ph.D.
	Title:	President and Chief Executive Officer